CURRENT ASSETS - INVENTORIES	12 Months Ended
Jun. 30, 2019
Classes of current inventories [abstract]
Current Assets - Inventories
9.	CURRENT ASSETS – INVENTORIES

	2019		2018
Raw materials and components at cost	A$	869,016	A$	778,947
Finished goods at cost		188,748		376,879

Total inventories at cost	A$	1,057,764	A$	1,155,826

A provision of $ A$125,159 (2018: A$42,412) has been allocated against inventory to reduce the carrying amount of certain inventory items to nil net realisable value. The change in provision of inventory has been included in the cost of sales line item as a cost of inventories in the consolidated statement of profit or loss and other comprehensive income.
Inventory expense
Inventories recognized as an expense as a result of expiration for the year ended June 30, 2019 totaled A$97,029 (2018: A$38,107 and 2017: A$408,052).